SECTION 906 CERTIFICATION
                 CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST


    AGGRESSIVE GROWTH FUND         GROWTH & INCOME FUND
    CAPITAL GROWTH FUND            GROWTH & INCOME FUND ADVISER SHARES
    FIRST START GROWTH FUND        HIGH-YIELD OPPORTUNITIES FUND
    GROWTH FUND                    HIGH-YIELD OPPORTUNITIES FUND ADVISER SHARES
    INCOME FUND                    INTERMEDIATE-TERM BOND FUND
    INCOME FUND ADVISER SHARES     INTERMEDIATE-TERM BOND FUND ADVISER SHARES
    INCOME STOCK FUND              SCIENCE & TECHNOLOGY FUND
    MONEY MARKET FUND              SCIENCE & TECHNOLOGY FUND ADVISER SHARES
    SMALL CAP STOCK FUND           SHORT-TERM BOND FUND
    VALUE FUND                     SHORT-TERM BOND FUND ADVISER SHARES
    VALUE FUND ADVISER SHARES



In connection with the Semi-Annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended January 31, 2011, the undersigned hereby certifies, that:

      1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:         03/28/2011                /S/ CHRISTOPHER W. CLAUS
          ________________            ___________________________________
                                      Christopher W. Claus
                                      President





                           SECTION 906 CERTIFICATION
               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST

    AGGRESSIVE GROWTH FUND         GROWTH & INCOME FUND
    CAPITAL GROWTH FUND            GROWTH & INCOME FUND ADVISER SHARES
    FIRST START GROWTH FUND        HIGH-YIELD OPPORTUNITIES FUND
    GROWTH FUND                    HIGH-YIELD OPPORTUNITIES FUND ADVISER SHARES
    INCOME FUND                    INTERMEDIATE-TERM BOND FUND
    INCOME FUND ADVISER SHARES     INTERMEDIATE-TERM BOND FUND ADVISER SHARES
    INCOME STOCK FUND              SCIENCE & TECHNOLOGY FUND
    MONEY MARKET FUND              SCIENCE & TECHNOLOGY FUND ADVISER SHARES
    SMALL CAP STOCK FUND           SHORT-TERM BOND FUND
    VALUE FUND                     SHORT-TERM BOND FUND ADVISER SHARES
    VALUE FUND ADVISER SHARES




In connection with the Semi-Annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended January 31, 2011, the undersigned hereby certifies, that:

     1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date:       03/28/2011                     /S/ ROBERTO GALINDO, JR.
         ________________               _________________________________
                                        Roberto Galindo, Jr.
                                        Treasurer